UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23709

Monachil Credit Income Fund

(Exact name of registrant as specified in charter)

c/o Monachil Capital Partners LP

1 Sound Shore Drive, Suite 303

Greenwich, CT 06830

212-375-6708

(Address of principal executive offices) (Zip code)

1209 Orange Street

Corporation Trust Center

Wilmington, Delaware 19801

(Name and address of agent for service)

With Copies to:

David Baum

Vedder Price P.C.

1401 New York Avenue NW, Suite 500

Washington, D.C. 20005

Tel: (202) 312-3375

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.(a) REPORTS TO STOCKHOLDERS.

(a)	The Report to Shareholders is attached herewith.

Monachil Credit Income Fund
Annual Report
For the Year Ended December 31, 2025

Monachil Credit Income Fund
Table of Contents
For the Fiscal Year Ended December 31, 2025

Monachil Credit Income Fund
Shareholder Letter
Dear Shareholders,
We are pleased to present an overview of the performance of Monachil Credit Income Fund for the fiscal year ending December 31, 2025. Your continued trust allows us to pursue our objective of delivering current income and attractive risk-adjusted returns with relatively low correlation to the public equity and fixed income markets. In doing so, we follow a consistent, data-driven investment process across the credit cycle, focused on asset-level performance and prudent downside protection.
Investment Results
For the fiscal year ended December 31, 2025, Monachil Credit Income Fund returned 10.10%, outperforming our benchmark, Morningstar LSTA US Leveraged Loan Index, which returned 5.90%. We believe this result reflects our active portfolio management and our consistent focus on value-driven credit selection. Over the past two years, we have made significant portfolio adjustments that have positioned the Fund for continued success, with these proactive allocation decisions contributing meaningfully to outperformance.
Portfolio Overview
Throughout 2025, we maintained our strategic focus on senior-secured, private bilateral transactions, a deliberate positioning that proved instrumental to the Fund’s performance. With public credit markets offering limited relative value, we focused on maintaining a selective exposure to securitized credit. This approach enabled the Fund to generate positive returns even during periods of market turbulence, aided by careful attention to targeted hedging and disciplined risk management.
As spreads in the ABS and CLO markets compressed to historically tight levels, we steadily reduced exposure to these assets. In particular, our allocation to CLOs declined markedly from its peak at the end of 2023, culminating ultimately in a full exit, a course reflective of our relative value assessment and broader view on the credit markets.
Throughout the market volatility in April, the Fund demonstrated resilience thanks to our low-correlation, unlevered exposure to private transactions, which provide meaningful downside protection. Our hedging strategy also allowed the portfolio to generate positive returns through the sell-off with minimal volatility, supporting one of our key objectives: to maintain portfolio stability during periods of market stress.
Against this backdrop, the ongoing retreat of regional banks from certain lending areas created attractive opportunities in the private bilateral transactions we highlighted, which now form the core of the portfolio. In September, this trend persisted as high-profile disruptions led to capital shortages in select specialty finance markets, allowing us to apply conservative structuring while capturing premiums above public markets. A key driver of alpha continues to be our active monitoring of collateral and cash flows, enabling us to adjust exposure based on real-time asset behavior, rather than static underwriting assumptions.
Overall, our allocations delivered a robust yield above public markets while mitigating volatility, supporting the Fund’s outperformance relative to the benchmark. Our investment process remains focused on finding value in credit through rigorous data-driven analysis and disciplined underwriting, and we believe the portfolio is well-positioned in the event that credit markets correct and valuations are reset.
We maintain the view that the portfolio is well-structured to benefit from evolving credit market conditions. Our focus on direct origination, disciplined underwriting, and proactive allocation will continue to guide our approach to generating steady income and managing risk for shareholders.
We remain confident in the Fund’s positioning and performance, and we thank you for your continued support.
Regards,
Ali Meli
Managing Partner and Chief Investment Officer
February 25, 2026

Monachil Credit Income Fund
PERFORMANCE SUMMARY
December 31, 2025 (Unaudited)

Comparison of a Hypothetical $1,000,000 Investment
in the Monachil Credit Income Fund and the Morningstar LSTA US Leveraged Loan Index
For the Period December 2, 2022 through December 31, 2025
Average Annual Total Returns as of December 31, 2025	One Year	Since Inception* Annualized
Monachil Credit Income Fund**	10.10%	10.55%
Morningstar LSTA US Leveraged Loan Index	5.90%	9.20%

* The Fund commenced operations on December 5, 2022 (Inception date December 2, 2022)
** The total return reflects the actual performance for the period and does not include the impact of adjustments, if any, made for financial reporting required by Generally Accepted Accounting Principles (GAAP).
Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Fund plot points and total returns are based on net change in NAV, assuming reinvestment of distributions. The Fund’s results as shown are net of fees. The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.
The Morningstar LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the US leveraged loan market. The index is unmanaged and it is not available for investment.

Monachil Credit Income Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and
Shareholders of Monachil Credit Income Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Monachil Credit Income Fund, including the consolidated schedule of investments, as of December 31, 2025, consolidated statement of operations and the consolidated statement of cash flows for the year ended December 31, 2025, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three years in the period then ended and for the period of December 5, 2022 (commencement of operations) through December 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Monachil Credit Income Fund as of December 31, 2025, the results of its operations and its cash flows for the year ended December 31, 2025 and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period of December 5, 2022 (commencement of operations) through December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2022.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodians and private companies. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania February 27, 2026

Monachil Credit Income Fund
Consolidated Schedule of Investments
As of December 31, 2025

Principal Amount		Value
	ASSET-BACKED SECURITIES – 6.5%
	COLLATERALIZED LOAN OBLIGATIONS – 2.3%
	Man US CLO, Ltd.
$250,000	Series 2023-1A, Class D, 9.734% (3-Month Term SOFR+585 basis points), 7/20/20351,2,3	$253,073
225,000	New Mountain Guardian IV Rated Series 2023-1A, Class A2, 8.343% (3-Month Term SOFR+450 basis points), 8/22/20361,2,3,4	225,000
		478,073
	CONSUMER ABS – 3.6%
	Auxilior Term Funding LLC
200,000	Series 2023-1A, Class E, 10.970%, 12/15/20321,2	209,479
	Carvana Auto Receivables Trust
1,000	Series 2023-P4, Class C, 6.550%, 12/10/20291,2	1,056
1,000	Series 2024-P1, Class C, 5.570%, 7/10/20301,2	1,032
1,000	Series 2024-P1, Class D, 6.250%, 3/10/20311,2	1,034
	CP EF Asset Securitization II LLC
100,000	Series 2023-1X, Class C, 7.560%, 3/15/20322	99,874
	Foundation Finance Trust
67,613	Series 2023-1X, Class D, 9.180%, 12/15/20432	72,809
	GLS Auto Receivables Trust
100,000	Series 2023-2X, Class D, 6.310%, 3/15/20292	102,335
	Goodleap Sustainable Home Solutions Trust
90,190	Series 2023-4CX, Class B, 7.970%, 3/20/20572	71,283
	OneMain Financial Issuance Trust
100,000	Series 2023-2X, Class D, 7.520%, 9/15/20362	103,753
	Upstart Securitization Trust
96,667	Series 2023-2X, Class B, 7.920%, 6/20/20332	97,223
		759,878
	OTHER ABS – 0.6%
139,256	Lunar Aircraft, Ltd. Series 2020-1A, Class A, 3.376%, 2/15/20451,2	137,060
	TOTAL ASSET-BACKED SECURITIES
	(Cost $1,342,145)	1,375,011
	BANK LOANS – 100.6%
	CONSUMER LOAN POOLS – 70.7%
376,276	Capsource II Acquisition 12.000%, 1/24/20354	458,277
6,863,349	Capsource Venture 14.000%, 3/21/20344	7,287,015
1,734,108	Innovate Master Trust Series 2023-1 17.749%, 11/7/20364	279,603

Monachil Credit Income Fund
Consolidated Schedule of Investments — Continued
As of December 31, 2025

Principal Amount		Value
	BANK LOANS (Continued)
	CONSUMER LOAN POOLS (Continued)
$6,534,623	Stratus Financial LLC 12.568%, 8/6/20344,5	$6,815,576
		14,840,471
	CONSUMER RECEIVABLES – 29.9%
6,284,527	CSPV Portfolio of Receivables 13.395%, 10/3/20354	6,284,528
	TOTAL BANK LOANS (Cost $21,053,195)	21,124,999
Number of Shares
	COMMON STOCKS – 2.2%
	INVESTMENT COMPANIES – 2.2%
8,500	BCP Investment Corp.	100,555
10,000	CION Investment Corp.	96,700
5,000	FS KKR Capital Corp.	74,050
10,000	Great Elm Capital Corp.	70,450
10,000	MidCap Financial Investment Corp.	114,400
		456,155
	TOTAL COMMON STOCKS
	(Cost $495,848)	456,155
Principal Amount
	U.S. TREASURY BILLS – 4.5%
	United States Treasury Bill
$450,000	3.837%, 1/13/2026	449,518
500,000	3.836%, 1/20/2026	499,117
		948,635
	TOTAL U.S. TREASURY BILLS
	(Cost $948,412)	948,635
	TOTAL INVESTMENTS – 113.8%
	(Cost $23,839,600)	23,904,800
	Liabilities in Excess of Other Assets – (13.8)%6	(2,906,855)
	TOTAL NET ASSETS – 100.0%	$20,997,945

LLC — Limited Liability Company
SOFR — Secured Overnight Financing Rate
US — United States
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $827,734, which represents 3.94% of the total net assets of the Fund.

Monachil Credit Income Fund
Consolidated Schedule of Investments — Continued
As of December 31, 2025

2 Callable.
3 Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
4 Level 3 securities fair valued under procedures establish by the Board of Trustees, represents 101.68% of Net Assets. The total value of these securities is $21,349,999.
5 Includes $205,953 value attributed to a credit support agreement with the issuer. See Note 2(f).
6 Includes Cash, Cash equivalents, Dividends and interest, and Total liabilities.
Contracts	Expiration Date	Number of Contracts	Notional Value	Value at December 31, 2025	Unrealized Appreciation (Depreciation)
Equity Futures
Short Contracts
CBOE IBOXX ISHARES	March 2, 2026	(15)	$(2,701,589)	$(2,704,725)	$(3,136)
TOTAL FUTURES CONTRACTS			$(2,701,589)	$(2,704,725)	$(3,136)
See accompanying Notes to Consolidated Financial Statements.

Monachil Credit Income Fund
Consolidated Summary of Investments
As of December 31, 2025

Security Type/Sector	Percent of Total Net Assets
Bank Loans
Consumer Loan Pools	70.7%
Consumer Receivables	29.9%
Total Bank Loans	100.6%
Asset-Backed Securities
Consumer ABS	3.6%
Collateralized Loan Obligations	2.3%
Other ABS	0.6%
Total Asset-Backed Securities	6.5%
U.S. Treasury Bills
Governments	4.5%
Common Stocks
Investment Companies	2.2%
Total Investments	113.8%
Liabilities in Excess of Other Assets	(13.8)%
Total Net Assets	100.0%
See accompanying Notes to Consolidated Financial Statements.

Monachil Credit Income Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2025

Assets:
Investments, at value (cost $23,839,600)	$23,904,800
Cash	557,874
Cash deposited with broker for Futures	64,462
Variation margin on futures contracts (Note 2)	3,600
Receivables:
Due from Investment Manager	163,615
Dividends and interest	126,041
Other receivable	45,112
Investment securities sold	3,861
Prepaid expenses	19,393
Total assets	24,888,758
Liabilities:
Payables:
Refundable margin (Note 2)	3,340,322
Fund shares redeemed	458,718
Auditing fees	15,350
Chief Compliance Officer fees	4,553
Legal fees	1,470
Other accrued expenses	70,400
Total liabilities	3,890,813
Commitments and contingencies (Note 11)	—
Net Assets	$20,997,945
See accompanying Consolidated Notes to Financial Statements.

Monachil Credit Income Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES — Continued
As of December 31, 2025

Components of Net Assets:
Paid-in Capital	$20,950,415
Total accumulated earnings	47,530
Net Assets	$20,997,945
Maximum Offering Price per Share
Class I Shares:
Shares Outstanding
Shares of common stock issued and outstanding	2,096,674
Net asset value per share	$10.01
See accompanying Consolidated Notes to Financial Statements.

Monachil Credit Income Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2025

Investment Income:
Interest	$2,127,458
Dividends	55,783
Total investment income	2,183,241
Expenses:
Legal fees	302,978
Investment Manager fees	265,001
Incentive fees	272,049
Fund administration fees	72,360
Trustees’ fees and expenses	69,812
Transfer agent fees and expenses	56,963
Shareholder reporting fees	56,178
Chief Compliance Officer fees	45,536
Fund accounting fees	27,665
Custody fees	27,421
Registration fees	24,102
Auditing fees	15,350
Miscellaneous	32,558
Total expenses, before waivers	1,267,973
Less: Investment Manager fees waived	(265,001)
Voluntary waiver of incentive fees	(123,549)
Other expenses absorbed	(359,926)
Net expenses	519,497
Net Investment income	1,663,744
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(4,182)
Futures contracts	(54,632)
Net realized loss	(58,814)
Net change in unrealized appreciation/depreciation on:
Investments	329,865
Foreign currency transactions	(66)
Futures contracts	(49,006)
Net change in unrealized appreciation/depreciation	280,793
Net realized and unrealized gain (loss) on investments	221,979
Net increase (decrease) in net assets resulting from operations	$1,885,723
See accompanying Consolidated Notes to Financial Statements.

Monachil Credit Income Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024
Increase (Decrease) in Net Assets From:
Operations:
Net Investment income	$1,663,744	$2,548,074
Net realized loss on investments	(58,814)	(10,859)
Net change in unrealized appreciation/depreciation on investments	280,793	(376,900)
Net increase in net assets resulting from operations	1,885,723	2,160,315
Distributions to Shareholders:
Distributions:
From net investment income:
Class I	(1,772,945)	(2,277,319)
Return of capital:
Class I	(161,130)	—
Total distributions to shareholders	(1,934,075)	(2,277,319)
Capital Transactions:
Sale of Shares
Class I	806,200	704,024
Reinvestment of distributions:
Class I	56,092	33,071
Shares Repurchased
Class I	(745,272)	(400,050)
Net increase in net assets from capital transactions	117,020	337,045
Total increase in net assets	68,668	220,041
Net Assets:
Beginning of period	20,929,277	20,709,236
End of period	$20,997,945	$20,929,277
Capital Share Transactions:
Sale of Shares
Class I	80,406	70,021
Shares reinvested:
Class I	5,624	3,312
Shares Repurchased
Class I	(74,561)	(40,005)
Net increase in capital share transactions	11,469	33,328
See accompanying Consolidated Notes to Financial Statements.

Monachil Credit Income Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2025

Increase (Decrease) in Cash
Net increase in net assets resulting from operations	$1,885,723
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term portfolio investments	(16,858,833)
Sales of long-term portfolio investments	14,258,340
Purchases of short-term portfolio investments	(11,486,261)
Sales of short-term portfolio investments	11,644,495
Return of capital distributions from investments	159,871
Decrease in dividends and interest	189,239
Increase in due from investment manager	(25,325)
Decrease in other receivable	124,488
Increase in prepaid expenses	(1,001)
Change in variation margin on futures contracts (Note 2)	(2,760)
Increase in obligation to return margin (Note 2)	3,340,322
Decrease in accounts payable	(102,404)
Increase in auditing fees	350
Increase in legal fees	1,470
Decrease in chief compliance officer fees	(1,059)
Decrease in other accrued expenses	(215,988)
Decrease in commitments and contingencies	(870,968)
Net amortization on investments	(160,815)
Net realized (gain) loss	4,182
Net change in unrealized appreciation/depreciation on investments	(329,799)
Net cash provided by (used for) operating activities	1,553,267
Cash flows provided by (used for) financing activities:
Proceeds from shares sold	806,200
Dividends paid to shareholders, net of reinvestments	(1,877,983)
Cost of shares redeemed	(485,754)
Net cash provided by (used for) financing activities	(1,557,537)
Net decrease in cash and foreign currency	(4,270)
Cash and foreign currency:
Beginning of period	626,606
End of period	$622,336
End of year Cash Balances
Cash	557,874
Cash Deposited with broker	64,462
End of period:	$622,336
Non-cash financing activities not included herein consist of $56,092 of reinvested dividends.
Non-cash financing activities not included herein consist of $54,632 of Futures Gain (Loss).
See accompanying Consolidated Notes to Financial Statements.

Monachil Credit Income Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Period December 5, 2022* through December 31, 2022
Net asset value, beginning of period	$10.04	$10.09	$10.02	$10.00
Income from Investment Operations:
Net investment income1	0.79	1.232	0.98	0.07
Net realized and unrealized gain (loss) on investments	0.09	(0.19)	0.10	0.02
Total from investment operations	0.88	1.04	1.08	0.09
Less Distributions:
From net investment income	(0.83)	(0.96)	(1.01)	—
Return of capital	(0.08)	—	—	(0.07)
From net realized gain	—	(0.13)	—	—
Total distributions	(0.91)	(1.09)	(1.01)	(0.07)
Net asset value, end of period	$10.01	$10.04	$10.09	$10.02
Total return3	9.22%	10.96%	11.37%	0.91%4
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$20,998	$20,929	$20,709	$14,436
Net investment income (loss) before waivers	4.32%	7.51%	4.22%	(7.73)%5
Net investment income (loss) to average net assets	7.85%	12.23%	9.35%	9.41%5
Ratio of gross expenses to average net assets	5.98%	7.23%	7.91%	21.06%5
Ratio of net expenses to average net assets	2.45%6	2.52%6	2.78%	3.93%5
Portfolio turnover rate	71%	66%	136%	0%4

* Commencement of operations.
1 Based on average shares outstanding for the period.
2 Amount includes a non-recurring, one-time payment of litigation and recovery of previously paid expenses. The per share Impact to the net investment income is $0.03.
3 Total return would have been lower had fees not been waived or absorbed by the Investment Manager. These returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Class I Shares.
4 Not annualized.
5 Annualized.
6 The ratio of net expense to average net assets would have been 3.03% and 4.07% for the years ending December 31, 2025 and December 31, 2024, respectively, had the Investment Manager not voluntarily waived the incentive fee.
See accompanying Consolidated Notes to Financial Statements.

Monachil Credit Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2025

Note 1 — Organization
Monachil Credit Income Fund (“Fund”) was organized as a Delaware statutory trust on June 3, 2021, and operates under an Amended and Restated Agreement and Declaration of Trust dated July 13, 2022 (the “Declaration of Trust”). The Fund is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.
The Fund operates as an interval fund, pursuant to Rule 23c-3, a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding shares at net asset value (“NAV”).
The Fund commenced operations on December 5, 2022. Simultaneous with the commencement of the Fund’s operations, Wolf River INV LLC (the “Predecessor Fund”), a Delaware limited liability company, reorganized with, and transferred substantially all its assets and remaining liabilities into, the Fund in exchange for 1,431,157 Class I shares valued at $14,311,572. The Predecessor Fund had substantially the same investment objective and strategies as those of the Fund. The Fund and the Predecessor Fund share the same investment manager and portfolio managers. The Agreement and Plan of Reorganization was approved by the Fund’s Board of Trustees (the “Board”) on June 8, 2022. The reorganization was accomplished at the close of business on December 2, 2022.
Cash, interest receivable and securities of the Predecessor Fund were the primary assets received by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.
Monachil Capital Partners LP serves as the investment manager (the “Investment Manager”) of the Fund. The Investment Manager is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.
The Fund’s primary investment objective is to provide investors with current income and attractive risk adjusted returns with low correlation to the equity and fixed income markets.
The Fund has registered two separate classes of Shares designated as Class A (“Class A Shares”) and Class I (“Class I Shares”). Class A Shares and Class I Shares are subject to different fees and expenses. Only Class I Shares have been offered as of December 31, 2025.
(a) Consolidation of Subsidiary
The Fund may seek to provide exposure to certain securities that are not freely tradeable in the U.S., such as Regulation S securities, as well as certain other securities that can only be purchased or held by a non-U.S. person or where it may be advantageous for the asset to be held by a non-U.S. person (“other restricted non-U.S. securities”) by investing through Wolf River Cayman Ltd. and Taffy III Ltd., wholly owned and controlled subsidiaries. Wolf River Cayman Ltd. had no operations for the year ended December 31, 2025. Taffy III Ltd. (the “Subsidiary”) may invest in Regulation S securities and other restricted non-U.S. securities. Regulation S securities are debt or equity securities of U.S. and foreign issuers offered through private offerings exempt from registration with the SEC pursuant to Regulation S of the Securities Act of 1933, as amended. Offerings of Regulation S securities may be conducted outside of the United States, and Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. The Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows, and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by the Investment Manager and has the same

Monachil Credit Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
December 31, 2025

investment objective as the Fund. The Subsidiary may also hold cash and invest in other instruments, including fixed-income investments, which are not Regulation S securities or other restricted non-U.S. securities, either as investments or to serve as margin or collateral for the Subsidiary’s Regulation S or other restricted non-U.S securities positions. Taffy III Ltd. transferred all assets and liabilities to the Fund on January 21, 2025 given that the Investment Manager determined that the use of Taffy III Ltd. was not currently needed for attempting to meet the Fund’s investment objective.
Note 2 — Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The preparation of consolidated financial statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from these estimates.
(a) Valuation of Investments
Pursuant to Rule 2a-5, the Board has designated the Investment Manager as its valuation designee (“Valuation Designee”) to perform the fair value determinations relating to all the Fund’s investments. The Investment Manager may carry out its designated responsibilities as Valuation Designee through a committee. The Fund values its investments in accordance with valuation procedures of the Fund (“Valuation Procedures”) and the Investment Manager. Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the securities or other assets as determined by the Investment Manager in good faith, taking into consideration all available information and other factors that the Investment Manager deems pertinent, in each case subject to the overall supervision and responsibility of the Board.
In calculating the Fund’s NAV, the Investment Manager, subject to the oversight of the Board, uses various valuation methodologies. To the extent practicable, the Investment Manager generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. As a result, the Investment Manager may exercise a higher degree of judgment in determining fair value for certain securities or other assets.
The following is a summary of certain methods generally used currently to value investments of the Fund under the Fund’s Valuation Procedures:
Fixed-income securities with a remaining maturity of sixty (60) days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service. Other fixed-income securities may be valued by an outside pricing service overseen by the Investment Manager. The pricing service may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Investment Manager, in accordance with the valuation policy and procedures approved by the Board. To the extent these securities are actively traded, they are categorized in Level 2 of the fair value hierarchy.

Monachil Credit Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
December 31, 2025

Futures contracts are typically exchange traded and valued at the last reported sale on the principal exchange in which the security is traded. All other instruments held by the Fund will be valued in accordance with the Valuation Procedures.
If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Investment Manager not to reflect the market value, the Investment Manager will make a determination in good faith of the fair value of the security. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.
(b) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.
The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gains or losses from investments and foreign currency.
Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.
(c) Forward Foreign Currency Exchange Contracts
The Fund may utilize forward foreign currency exchange contracts (“Forward Contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates and are subject to the translations of foreign exchange rates fluctuations. All Forward Contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the Forward Contract is settled. Counterparties to these Forward Contracts are major U.S. financial institutions.
(d) Futures
A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time, (“Futures Contract”). The value of a Futures Contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, Futures Contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and

Monachil Credit Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
December 31, 2025

even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.
(e) Credit and Credit-Related Investments
The Fund invests in credit and credit-related instruments, including secured and unsecured consumer loans, direct loans to middle-market companies, syndicated loans, asset-based loans and leases, infrastructure and project finance loans, and other contractual cash flow assets. Such investments may include receivables and installment payment obligations relating to consumer, commercial, and infrastructure-related assets, as well as other non-mortgage-related contractual income streams.
(f) Credit Support Agreements
In connection with certain credit investment purchases, the Fund may enter into credit support agreements with counterparties. These agreements provide contractual credit enhancement in respect of specific investments or pools of investments and may include provisions pursuant to which a counterparty is obligated to repurchase or otherwise assume specified credit investments at contractually determined prices. Credit support agreements are entered into for credit risk management purposes and are intended to mitigate the Fund’s exposure to credit losses associated with the supported investments.
For accounting purposes, credit support agreements are recorded in accordance with the Fund’s fair value policies, with changes in value reflected in earnings, as applicable under the relevant accounting guidance.
(g) Refundable Margin Payable
The Fund may receive margin, in the form of cash or other eligible instruments, in connection with credit support agreements. Margin received is recorded as refundable margin payable on the Consolidated Statement of Assets and Liabilities and represents the Fund’s obligation to return such amounts in accordance with the contractual terms of the related agreements.
(h) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
(i) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RIC”), and to distribute substantially all of its net investment income and any net realized gains to its shareholders. However, the Fund did not qualify as a RIC for the period from the commencement of operations on December 5, 2022 through December 31, 2022 given the short time period since the Fund commenced operations. As such, the Fund was taxed as a corporation for the period from the commencement of operations on December 5, 2022 through December 31, 2022. The Fund has qualified as a RIC for each subsequent year, and intends to continue to qualify. Corporate taxes incurred by the Fund during the period it was not a regulated investment company were paid by the Investment Manager through fee waivers or expense reimbursements pursuant to the terms of the Expense Limitation and Reimbursement Agreement as detailed in Note 3. Due to the timing of

Monachil Credit Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
December 31, 2025

dividend distributions and the differences in accounting for income and realized gains and losses for consolidated financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.
Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the consolidated financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.
The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the periods from the commencement of operations on December 5, 2022 through December 31, 2022, the years ended December 31, 2023, December 31, 2024 and December 31, 2025, and the interim tax year since then, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(j) Distributions to Shareholders
The Fund plans to make monthly distributions of substantially all of its net investment income. Distributions cannot be assured, and the amount of each distribution is likely to vary. Distributions will be paid at least annually in amounts representing substantially all of the net investment income not previously distributed in a monthly distribution and net capital gains, if any, earned each year.
(k) Segments
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance and has discrete financial information available. The Fund’s Investment Manager acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of the Fund’s single investment objective which is executed by the Fund’s portfolio manager. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s consolidated financial statements. The total return and performance of the Fund is reflected within the accompanying Consolidated Financial Highlights. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and segment expenses are listed on the accompanying Consolidated Statement of Operations.
(l) Recent Accounting Pronouncements
In December 2023, the FASB issued Accounting Standard Update No. 2023-09, Income Taxes (ASC 740) Improvements to Income Tax Disclosures (“ASU 2023-09”). The primary purpose of the amendments within ASU 2023-09 is to enhance the transparency and decision usefulness of income tax disclosures

Monachil Credit Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
December 31, 2025

primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU 2023-09 require that public business entities on an annual basis (1) disclose specific categories in the rate reconciliation and (2) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments in this ASU 2023-09 require that all entities disclose on an annual basis taxes paid disaggregated by federal, state, foreign, and individual jurisdiction (when income taxes paid is equal to or greater than five percent of total income taxes paid). During the year ended December 31, 2025, no taxes were paid by the Fund.
Note 3 — Investment Advisory and Other Agreements
The Fund entered into an Investment Management Agreement (the “Agreement”) with the Investment Manager. Under the terms of the Agreement, the Fund pays the Investment Manager an investment management fee (the “Management Fee”) that consists of two components: (i) an advisory fee (the “Advisory Fee”), and (ii) an incentive fee (the “Incentive Fee”). The Fund pays the Investment Manager a monthly Advisory Fee equal to 1.25% on an annualized basis of the Fund’s average daily Managed Assets (total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), for the period. The Advisory Fee is paid to the Investment Manager out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund.
The Advisory Fee is paid to the Investment Manager before giving effect to any repurchase of Shares of the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. The Advisory Fee is accrued daily, is due, and payable monthly in arrears within ten (10) Business Days after the end of the month.
The Investment Manager does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services.
The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding fiscal quarter, as a percentage of the Fund’s average daily net assets. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the fiscal quarter, calculated in accordance with GAAP, minus the Fund’s operating expenses for the quarter. For such purposes, the Fund’s operating expenses will include the Advisory Fee, but will exclude the Incentive Fee and any distribution and/or shareholder servicing fees, litigation or any extraordinary expenses.
For the year ended December 31, 2025 the Incentive Fee was $272,049 of which the Investment Manager voluntarily waived $123,549, as reported in the Consolidated Statement of Operations.
The calculation of the Incentive Fee for each fiscal quarter is as follows:
Annualized Pre-Incentive Fee Net Investment Income (“APIF NII”)	Portion of APIF NII Due to the Investment Manager as Incentive Fee
6.00%	0%
6.00% – 7.06%	100%
Above 7.06%	15%
The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding the Management Fee, taxes, borrowing and other investment-related costs and fees paid to unaffiliated third parties including interest payments on borrowed funds, loan origination fees, loan servicing fees, loan collection and administration fees and expenses, interest and commitment fees, distribution or servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2),

Monachil Credit Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
December 31, 2025

expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed 0.50% of the average daily net assets of Class I Shares. (the “Expense Limit”) through April 30, 2026. For a period not to exceed three years from the date on which a waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the expense limit in effect at the time of waiver or the expense limit in effect at the time of recoupment, whichever is lower. The Expense Limitation and Reimbursement Agreement is subject to renewal annually for one-year terms.
At December 31, 2025, the amount of these potentially recoverable expenses was $2,266,290. The Investment Manager may recapture all or a portion of this amount no later than December 31st of the year stated below:
2026	$981,635
2027	659,728
2028	624,927
Total	$2,266,290
UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; and UMB Bank, n.a. an affiliate of UMBFS, serves as the Fund’s custodian.
Distribution Services, LLC serves as the distributor of the shares of the Fund.
The Fund’s Chief Compliance Officer is an employee of Accredence, LLC.
Note 4 — Federal Income Taxes
At December 31, 2025, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes, were as follows:
Cost of investments	$23,839,600
Gross unrealized appreciation	918,440
Gross unrealized depreciation	(853,240)
Net unrealized appreciation on investments	$65,200
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the tax year ended December 31, 2025 there were no reclassification to the capital accounts for the Fund.
As of December 31, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	(17,604)
Unrealized appreciation on investments and foreign currency	65,134
Total accumulated earnings	$47,530

Monachil Credit Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
December 31, 2025

The tax character of distributions paid during the fiscal year ended December 31, 2025 and December 31, 2024 were as follows:
	2025	2024
Ordinary income	$1,772,945	$2,277,319
Net long-term capital gains	—	—
Return of Capital	161,130	—
Total distributions paid	$1,934,075	$2,277,319
As of December 31, 2025, the Fund has a long-term capital loss carryforward of $17,604. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code Limitations. During the year ended December 31, 2025, the Fund utilized $412,420 of short term capital loss carryovers.
Note 5 — Investment Transactions
For the year ended December 31, 2025, purchases and sales of investments, excluding short-term investments, were $16,858,833 and $14,012,762, respectively.
Note 6 — Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.
Note 7 — Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.
Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value is more subjective. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Monachil Credit Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
December 31, 2025

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2025, in valuing the Fund’s assets carried at fair value:
Monachil Credit Income Fund	Level 1	Level 2	Level 3	Total
Assets:
Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$253,073	$225,000	478,073
Consumer ABS	—	759,878	—	759,878
Other ABS	—	137,060	—	137,060
Bank Loans
Consumer Loan Pools	—	—	14,840,471	14,840,471
Consumer Receivables	—	—	6,284,528	6,284,528
Common Stocks	456,155	—	—	456,155
United States Treasury Bills	—	948,635	—	948,635
Total Assets:	$456,155	$2,098,646	$21,349,999	$23,904,800
Liabilities:
Other Financial Instruments
Futures*	$(3,136)	$—	$—	$(3,136)
Total Liabilities:	$(3,136)	$—	$—	$(3,136)

* The fair value of the Fund’s investment represents the net unrealized depreciation as of December 31, 2025.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:
	Bilateral Loans	Collateralized Loan Obligations	Consumer Loan Pools	Consumer Receivables
Balance as of December 31, 2024	$2,090,689	$167,500	$12,251,959	$—
Transfers Into Level 3	—	—	—	—
Transfers Out of Level 3	—	—	—	—
Total realized gain/(loss)	—	—	61	—
Change in unrealized appreciation/(depreciation)	—	—	477,106	—
Amortization	—	—	36,450	—
Net Purchases	—	57,500	7,317,115	8,561,912
Net Sales	(2,090,689)	—	(5,082,349)	(2,277,384)
Return of Capital	—	—	(159,871)	—
Balance as of December 31, 2025	$—	$225,000	$14,840,471	$6,284,528
The net change in unrealized appreciation (depreciation) from Level 3 securities held as of December 31, 2025 was $477,106.

Monachil Credit Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
December 31, 2025

Valuation techniques and unobservable inputs of Level 3 assets measured at fair value as of December 31, 2025 are as follows:
	Fair Value as of December 31, 2025	Valuation Technique	Unobservable Input	Inputs	Weighted Average Inputs	Effect of value of Increase in Input
Assets
Collateralized Loan Obligations	225,000	Single Broker Quote	—	N/A	N/A	N/A
Consumer Loan Pools	14,840,471	Income Approach	Discount rate Exit Scenarios	2.69% – 18% $12.93 – $20.12	13.13%	Decrease
Consumer Receivables	6,284,528	Cost	—	N/A	N/A	N/A
Note 8 — Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in futures contracts during the period ended December 31, 2025.
The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. The fair values of derivative instruments held by the fund as of December 31, 2025 by risk category are as follows:
	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Consolidated Statement of Asset and Liabilities Location	Value	Consolidated Statement of Asset and Liabilities Location	Value
Equity contracts	N/A	$—	Unrealized depreciation on futures contracts	$(3,136)
Total		$—		$(3,136)
The effects of the Fund’s derivative instruments on the Consolidated Statement of Operations for the period ended December 31, 2025 are as follows:
Realized Gain/Loss on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts	Total
Equity contracts	$(54,632)	$(54,632)
Total	$(54,632)	$(54,632)
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts	Total
Equity contracts	$(49,006)	$(49,006)
Total	$(49,006)	$(49,006)

Monachil Credit Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
December 31, 2025

The quarterly average volumes of derivative instruments in the Fund as of December  31, 2025 are as follows:
Derivatives not designated as hedging instruments	Notional Value
Equity Futures – Short Contracts	$(3,466,648)
Note 9 — Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its consolidated financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented for the Fund.
A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. (“ISDA”) which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
The Fund’s Consolidated Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Consolidated Statement of Assets and Liabilities to present. There were no gross amounts of the financial instruments or corresponding amounts related to financial instruments/cash collateral not offset as of December 31, 2025.
Note 10 — Limited Liquidity
The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of Shares, makes quarterly offers to repurchase Shares. No shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s interval structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, shareholders will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.
The Fund has adopted, pursuant to Rule 23c-3 under the Investment Company Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% of its Shares at NAV on a regular schedule.
Data regarding the repurchase offers conducted by the Fund for the year ended December 31, 2025 are as follows:
	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date	February 28, 2025	June 4, 2025	August 29, 2025	December 1, 2025
Repurchase Request	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Repurchase Pricing date	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Net Asset Value as of Repurchase Offer Date
Class I Shares	$10.01	$9.95	$9.97	$10.01
Amount Repurchased	$20,020	$7,264	$259,220	$458,718

Monachil Credit Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
December 31, 2025

	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Class I Shares	2,000	730	26,000	45,826
Percentage of Outstanding Shares Repurchased
Class I Shares	0.09%	0.03%	1.21%	2.14%
In addition, the Fund will accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the Shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan. For IRA investors an annual maintenance fee of $50 will be charged on all accounts. During the year ended December 31, 2025, IRA annual maintenance fees totaling $50 were charged in Class I, funded through the redemption of 5 shares which are not reflected in the table above.
Note 11 — Commitments and Contingencies
There were no investment commitments or unfunded commitments noted as “Commitments and contingencies” as reported on the Consolidated Statement of Assets and Liabilities as of December 31, 2025.
Note 12 — Control Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of December 31, 2025, a trustee and officer of the Trust owns approximately 56% and an unaffiliated shareholder owns approximately 40% of the outstanding Class I shares of the Fund.
Note 13 — Risk Factors
An investment in the Fund involves various risks. The Fund allocates assets to investment funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.
No guarantee or representation is made that the investment program will be successful.
Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/ or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and others like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargoes, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.
Note 14 — Events Subsequent to the Fiscal Period End
In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

Monachil Credit Income Fund
FUND MANAGEMENT (Unaudited)
December 31, 2025

The identity of the members of the Board and the Fund’s officers and brief biographical information is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board. The Fund’s Statement of Additional Information is available on the SEC website at www.sec.gov or without charge and upon request by calling the Fund at (855) 552-5520.
INDEPENDENT TRUSTEES
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Thomas G. Knipper Year of Birth: 1957	Trustee	Since June 2022	Retired; Independent Consulting, financial services organizations (March 2021 – March 2022); Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – March 2021).	1	Trustee, Investment Managers Series Trust II
Margaret E. Wyrwas Year of Birth: 1958	Trustee	Since June 2022	Retired; Chief Marketing Officer and Managing Director, AQR Capital Management (2012 – 2015)	1	Director, PanAgora Asset Management, Inc. (financial services firm) (2018 – present); Harvard Business School Alumni Board (2017 – 2023)

Monachil Credit Income Fund
FUND MANAGEMENT (Unaudited) — Continued
December 31, 2025

INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Ali Meli^ Year of Birth: 1981	Trustee, Chairman of the Board, President and Chief Executive Officer	Since June 2021	Founder and Managing Partner, Monachil Capital Partners (financial services firm) (2019 – Present); Partner, Goldman Sachs Group (financial services firm) (2004 – 2019)	1	None
Charles S. Todd Year of Birth: 1971	Treasurer and Principal Financial Officer	Since January 2026	Partner and Fund Officer Segment Leader, ACA Group. Employed by ACA Group or predecessor organizations since 2008.	N/A	N/A
Jack Habeeb Year of Birth 2000	Secretary	Since January 2026	Associate/analyst Monachil Capital Partners (financial services firm) (2021 to Present);	N/A	N/A
John Ramirez Year of Birth: 1977	Chief Compliance Officer	Since April 2023	Partner, Practus (law firm) (2019 – Present); Founder and Principal, Accredence (compliance consultant) (2018 – Present)	N/A	N/A

* Trustees and officers serve until their successors have been duly elected
^ “Interested person” of the Trust as that term is defined under the Investment Company Act because of his affiliation with Monachil Capital Partners LP, the Fund’s Investment Manager.
The address for each Trustee and Officer, other than Mr. Todd, is c/o Monachil Capital Partners LP, 1 Sound Shore Drive, Suite 303, Greenwich, CT 06830. The address for Mr. Todd is 190 Middle Street, Suite 301, Portland, ME 04101.

Monachil Credit Income Fund
PRIVACY POLICY
(Unaudited)

FACTS	WHAT DOES MONACHIL CREDIT INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•
Social Security number

•
Assets

•
Retirement Assets

•
Transaction History

•
Checking Account Information

•
Purchase History

•
Account Balances

•
Account Transactions

•
Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the information Monachil Credit Income Fund chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Monachil Credit Income Fund Share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We do not share.
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.
Questions?	Call (855) 552-5520

Monachil Credit Income Fund
PRIVACY POLICY — Continued
(Unaudited)

Who we are
Who is providing this notice?	Monachil Credit Income Fund
What we do
How does Monachil Credit Income Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Monachil Credit Income Fund collect my personal information?
We collect your personal information, for example, when you:
•
open an account

•
provide account information

•
give us your contact information

•
make deposits or withdrawals from your account

•
make a wire transfer

•
tell us where to send money

•
tells us who receives the money

•
show your government-issued ID

•
show your driver’s license

Why can’t I limit all sharing?
Federal law gives you the right to limit only:
•
sharing for affiliates’ everyday business purposes-information about your creditworthiness

•
affiliates from using your information to market to you

•
sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Monachil Credit Income Fund does not share with our affiliates for marketing purposes.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Monachil Credit Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Monachil Credit Income Fund does not jointly market.

Monachil Credit Income Fund
FUND INFORMATION (Unaudited)
December 31, 2025

	TICKER	CUSIP
Monachil Credit Income Fund – Class I Shares	MONIX	60886J200
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov or without charge and upon request by calling the Fund at (855) 552-5520.
Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (855) 552-5520 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (855) 552-5520 or on the SEC website at www.sec.gov.
Approval of the Continuation of the Investment Management Agreement
At an in-person meeting of the Board of Trustees of the Trust held on September 16, 2025, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as the term is defined in the Investment Company Act) of the Trust (the “Independent Trustees”)), approved the renewal of the Agreement for the Fund. In advance of the meeting, the Independent Trustees requested and received extensive materials from Monachil Capital Partners LP to assist them in considering the renewal of the Agreement. The materials provided by the Investment Manager contained information with respect to the factors noted below.
The Trustees engaged in a detailed discussion of the materials with management of the Investment Manager. Following this discussion, the full Board approved the continuation of the Agreement for the Fund.
Discussion of Certain Factors Considered
Nature, Extent And Quality Of Services. The Board reviewed and considered the nature and extent of the investment advisory services provided by Monachil to the Fund under the Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by Monachil, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the key personnel of Monachil providing the investment advisory and/or administrative services to the Fund. The Board determined that Monachil’s key personnel were well-qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account Monachil’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board then reviewed the capitalization of Monachil based on information provided by and representations made by representatives of Monachil and concluded that Monachil was sufficiently well-capitalized, or its principal had the ability to make additional contributions in order for it to meet its obligations to the Fund. The Board concluded that the overall quality of the advisory and administrative services to be provided by Monachil was satisfactory.
Performance. The Trustees considered the performance of the Fund compared to its primary benchmark, the Morningstar LSTA US Leveraged Loan Index, and a group of similarly situated closed-end interval funds deemed to be comparable to the Fund (the “Peer Group”). The Trustees noted that the Fund had outperformed its benchmark for the 1-year period ended June 30, 2025. It was also noted that the Fund had

Monachil Credit Income Fund
FUND INFORMATION (Unaudited) — Continued
December 31, 2025

outperformed its Peer Group median for the 1-year period ended June 30, 2025. The Trustees further noted that the Fund had outperformed its benchmark and only slightly underperformed its Peer Group for the two year period ended June 30, 2025. After further discussion, it was the consensus of the Trustees that the Fund’s performance was reasonable.
Fees and Expenses. The Board reviewed comparative information prepared by Broadridge, including, among other data, the Fund’s contractual and net management fees and total expenses as compared to its Peer Group. The Board considered the Fund’s ranking within the Peer Group. The Board noted that Monachil charges a 1.25% annual Advisory Fee based on the average daily Managed Assets of the Fund, which is below the median for the Peer Group. The Board considered that the Agreement provides that Monachil may earn an Incentive Fee and, to the extent the fee is earned and paid, would result in a higher rate of total compensation from the Fund to Monachil than the fee rate stated in the Agreement. The Board noted that, with the Incentive Fee, the actual fee charged by Monachil was above the Peer Group median but not the highest in the Peer Group. The Board also considered Monachil’s Operating Expenses Limitation Agreement with the Fund whereby Monachil agrees to reimburse the Fund’s operating expenses to ensure that total annual expenses (excluding the Management Fee, taxes, borrowing and other investment-related costs and fees paid to unaffiliated third parties including interest payments on borrowed funds, loan origination fees, loan servicing fees, loan collection and administration fees and expenses, interest and commitment fees, distribution or servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed 0.50% of the average daily net assets for each of Class I shares and Class A shares. The Trustees concluded that the Advisory Fee charged by Monachil was reasonable in light of Monachil’s expertise and the nature and quality of the services the Fund receives from Monachil.
Profitability. The Trustees also considered the financial condition of Monachil and the level of assets under management needed in the Fund in order for it to become profitable. The Trustees reviewed and considered the profitability report and analysis and selected financial information provided by Monachil. With respect to Monachil, the Trustees noted that Monachil’s relationship with the Fund had not reached profitability yet, so it was not a relevant consideration at this time.
Economies of Scale. The Trustees considered whether the Fund will realize economies of scale, noting that the management fee for the Fund does not contain breakpoints. The Trustees considered that material economies of scale may not be achieved in the near term, as an increase in assets would mostly likely not decrease the amount of advisory service required to be provided to the Fund, and so economies of scale was not a relevant consideration at this time. The Trustees took into account that economies of scale may be considered in the future.
Conclusion. Having requested and received such information from Monachil as the Trustees believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that renewal of the Agreement was in the best interests of the Fund and its future shareholders. In considering the Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Trust’s surrounding circumstances.

Monachil Credit Income Fund
FUND INFORMATION (Unaudited) — Continued
December 31, 2025

MONACHIL CREDIT INCOME FUND
c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
(855) 552-5520
Investment Manager Monachil Capital Partners LP 1 Sound Shore Drive, Suite 303 Greenwich, CT 06830	Transfer Agent / Administrator UMB Fund Services, Inc. 235 West Galena Street Milwaukee, WI 53212
Custodian Bank UMB Bank, n.a. 1010 Grand Boulevard Kansas City, MO 64106	Distributor Distribution Services 190 Middle Street, Suite 301 Portland, ME 04101
Independent Registered Public Accounting Firm Tait, Weller & Baker LLP Two Liberty Place 50 S. 16th Street, Suite 2900 Philadelphia, PA 19102	Fund Counsel Vedder Price P.C. 1401 New York Avenue NW, Suite 500 Washington D.C. 20005

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer and principal financial officer.

(b)  No information needs to be disclosed pursuant to this paragraph.

(c)  The Registrant has made no amendments to its Code of Ethics during the period covered by the report to shareholders presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the report to shareholders presented in Item 1 hereto.

(e)  Not applicable.

(f)

(1)  Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(2)  Not applicable.

(3)  Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Board of Trustees has designated Thomas G. Knipper as an audit committee financial expert. Mr. Knipper is considered an Independent Trustee of the Fund.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)  The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $12,500 for 2024 and $12,750 for 2025

Audit-Related Fees

(b)  The aggregate fees billed for the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2024 and $0 for 2025. The fees listed in item 4 (b), if any, are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c)  The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns are $2,500 for 2024 and $2,600 for 2025.

All Other Fees

(d)  The aggregate fees billed in the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2024 and $0 for 2025

(e)(1)  Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2)  The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)  Not applicable.

(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2024 and $0 for 2025.

(h)  The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were provided.

(i)	Not Applicable.

(j)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 6. INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is included in Item 1(a) of this Form N-CSR

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

PROXY VOTING POLICIES AND PROCEDURES

I.   STATEMENT OF POLICY

Proxy voting is an important right of shareholders, and the Adviser must undertake reasonable care and diligence to ensure that such rights are properly and timely exercised. When the Adviser has discretion to vote its Clients’ proxies, it will vote those proxies according to its Clients’ best interests to maximize shareholder value and in accordance with these policies and procedures. For purposes of this policy, “proxies” are deemed to include the exercise of voluntary corporate actions, class actions and other rights.

II.   PROXY VOTING PROCEDURES

The CCO, a Delegate or a third party retained by the Adviser to assist in coordinating and voting proxies will:

A.	determine which accounts managed by the Adviser hold the security to which the proxy relates;

B.	determine whether any material conflict of interest exists that would inhibit the Adviser’s ability to vote the proxies objectively and in the best interest of the Client(s); and

C.	complete the proxy form and mail or electronically submit it in a timely and appropriate manner.

To determine whether a material conflict of interest exists, the Adviser should attempt to consider all factors related to a proxy vote that could affect the value of the investment. If a material conflict of interest exists, the Adviser will give the Client(s) the opportunity to vote the proxies themselves.

III.   VOTING GUIDELINES

Absent specific voting guidelines from Clients, the Adviser will vote proxies in the best interest of each particular Client, which may result in different voting results for proxies for the same issuer.

For other proposals, the Adviser should determine whether a proposal is in its Clients’ best interests and may consider the following factors, among others:

A.	whether the proposal was recommended by management and the Adviser's opinion of management;

B.	whether the proposal acts to entrench existing management; and

C.	whether the proposal fairly compensates management for past and future performance.

The Adviser may refrain from voting a proxy (a) if the Adviser determines it is not in the best interest(s) of its Client(s), (b) if the security is not held as of the record date or (c) if the Adviser determines there is insufficient benefit to voting the proxy.

IV.   RECORDKEEPING

The CCO, a delegate, or a third party retained by the Adviser will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place, and Clients may obtain such files from the Adviser by submitting a written request. The party responsible for maintaining such files will keep a record of each proxy statement received, how the Adviser voted each proxy, and any document the Adviser created that was material to its voting decision or that memorializes such decision.

V.   CLASS ACTION LAWSUITS

From time to time, securities held in the accounts of Clients will be the subject of class action lawsuits. The Adviser has no obligation to determine if securities held by the Client are subject to a pending or resolved class action lawsuit. It also has no duty to evaluate a Client's eligibility or to submit a claim to participate in the proceeds of a securities class action settlement or verdict. Furthermore, the Adviser has no obligation or responsibility to initiate litigation to recover damages on behalf of Clients who may have been injured because of actions, misconduct, or negligence by corporate management of issuers whose securities are held by Clients.

Where the Adviser receives written or electronic notice of a class action lawsuit, settlement, or verdict directly relating to a Client account, it will forward all notices, proof of claim forms, and other materials, to the Client. Electronic mail is acceptable where appropriate if the Client has authorized contact in this manner.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)  Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of Monachil Capital Partners LP (the “Investment Manager”) who are primarily responsible for the day-to-day portfolio management of Monachil Credit Income Fund as of the date of the filing this report:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Ali Meli	Trustee, Chairman of the Board, President and Chief Executive Officer	Since June 2021	Founder and Managing Partner, Monachil Capital Partners (financial services firm) (2019 – Present); Partner, Goldman Sachs Group (financial services firm) (2004 – 2019)	Lead Portfolio Manager

(a)(2)  Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities (other than the Fund). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. Information is shown as of December 31, 2025:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Ali Meli	Zero	1 Account	Zero	Zero	Zero	Zero
	Accounts	$42 M	Accounts	Accounts	Accounts	Accounts

Conflicts of Interest

The Investment Manager and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Manager or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Manager or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager has adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Manager has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation Structure of Portfolio Manager

Compensation of the Portfolio Manager

Mr. Meli has ownership and financial interests in and may receive compensation and/or variable profit distributions from, the Investment Manager based on the Investment Manager’s financial performance, such as its overall revenues and profitability.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares as of December 31, 2025

Name of Portfolio Manager:	Dollar Range of Shares Beneficially Owned by Portfolio Manager:
Ali Meli	Over $1,000,000

(b) Not Applicable

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 16. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Not applicable

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) There were no written solicitations.

(a)(5) There is no change to the registrant’s independent public accountant.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Monachil Credit Income Fund

By (Signature and Title)*	/s/ Ali Meli
Ali Meli, President
(Principal Executive Officer)

Date	March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ali Meli
Ali Meli, President
(Principal Executive Officer)

Date	March 6, 2026

By (Signature and Title)*	/s/ Charles S. Todd
Charles S. Todd, Treasurer
(Principal Financial Officer)

Date	March 6, 2026

* Print the name and title of each signing officer under his or her signature